Amplify Samsung SOFR ETF
Schedule of Investments
December 31, 2024 (Unaudited)

SHORT-TERM INVESTMENTS - 200.3%		Value
Money Market Funds - 100.4%	Shares
Invesco Government & Agency Portfolio - Institutional Class, 4.42% (a)(b)	258,409,346	$258,409,346

Repurchase Agreements - 99.9%	Par
Curvature Securities, LLC, 4.52%, dated 12/31/2024, due 01/02/2025, repurchase price $67,307,963 (collateralized by U.S. Treasury Note 3.63% 03/31/2028: total value $67,020,416)	$67,299,513	67,299,513
Clear Street, LLC, 4.55%, dated 12/31/2024, due 01/02/2025, repurchase price $69,999,540 (collateralized by U.S. Treasury Note 4.63% 04/30/2031: total value $69,874,923)	69,999,540	69,999,540
Buckler Securities, LLC, 4.55%, dated 12/31/2024, due 01/02/2025, repurchase price $80,408,000 (collateralized by U.S. Treasury Note 4.00% 02/29/2028: total value $80,010,112)	80,000,000	80,000,000
Buckler Securities, LLC, 4.55%, dated 12/31/2024, due 01/02/2025, repurchase price $44,788,000 (collateralized by U.S. Treasury Note 0.75% 01/31/2028: total value $40,005,056)	40,000,000	40,000,000
		257,299,053
TOTAL SHORT-TERM INVESTMENTS (Cost $515,708,399)		515,708,399

TOTAL INVESTMENTS - 200.3% (Cost $515,708,399)		515,708,399
Liabilities in Excess of Other Assets - (100.3)%		(258,272,130)
TOTAL NET ASSETS - 100.0%		$257,436,269
two		–%
Percentages are stated as a percent of net assets.		–%

(a)	The rate shown represents the 7-day annualized effective yield as of December 31, 2024.
(b)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

Summary of Fair Value Disclosure as of December 31, 2024 (Unaudited)

Amplify Samsung SOFR ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Money Market Funds	$258,409,346	$–	$–	$258,409,346
Repurchase Agreements	–	257,299,053	–	257,299,053
Total Investments	$258,409,346	$257,299,053	$–	$515,708,399

Refer to the Schedule of Investments for further disaggregation of investment categories.